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                                                                   Exhibit 10.18


                                   CPR SELECT

                        THE CORPORATE PLAN FOR RETIREMENT

                                   SELECT PLAN


                               ADOPTION AGREEMENT




















                                 IMPORTANT NOTE

This document is NOT an IRS approved Prototype Plan. An Adopting Employer may not rely solely on this Plan to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" and exempt from Parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees may not provide you with legal advice in connection with the execution of this document. This document should be reviewed by your attorney and/or accountant prior to execution.



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                               ADOPTION AGREEMENT
                                    ARTICLE I


1.01 PLAN INFORMATION

     (a) NAME OF PLAN:

          This is the Tweeter Home Entertainment Group Deferred Compensation Plan (the "Plan").

     (b) NAME OF PLAN ADMINISTRATOR, IF NOT THE EMPLOYER:

         --------------------------------------------------------------------
         Address:

                 ------------------------------------------------------------

         Phone Number:
                      -------------------------------------------------------

          The Plan Administrator is the agent for service of legal process for the Plan.

     (c) THREE DIGIT PLAN NUMBER: 002
                                 --------------------------------------------

     (d) PLAN YEAR END (month/day):  DECEMBER 31
                                   ------------------------------------------

     (e) PLAN STATUS (check one):
                                 --------------------------------------------

         (1) [ ]  Effective Date of new Plan: MAY 1, 2000
                                             --------------------------------

         (2) [ ]  Amendment Effective Date:
                                           ----------------------------------

               The original effective date of the Plan: MAY 1, 2000
                                                       ----------------------

               The first Plan Year will be a short Plan Year from 5-1-00 to 12-31-00.


1.02  EMPLOYER

     (a) THE EMPLOYER IS: TWEETER HOME ENTERTAINMENT GROUP, INC.
                         ----------------------------------------------------

         Address: 10 PEQUOT WAY
                 ------------------------------------------------------------
                 CANTON, MA 02021
                 ------------------------------------------------------------

         Contact's Name: ANN WHITE
                        -----------------------------------------------------

         Telephone Number: 781-830-3473
                          ---------------------------------------------------


     (1) Employer's Tax Identification Number: 04-3417513
                                              -------------------------------


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     (2) Business form of Employer (check one):

         (A) [ ] Corporation

         (B) [ ] Sole proprietor or partnership.

         (C) [ ] Subchapter S Corporation.

     (3) Employer's fiscal year end: 9/30
                                    ------------------------------------------

     (b) THE TERM "EMPLOYER" INCLUDES THE FOLLOWING RELATED EMPLOYER(S) (as defined in Section 2.01(a)(21)):

         dba  HiFi Buys
         -----------------------------------------------------------------

         dba  Bryn Mawr Stereo & Video
         -----------------------------------------------------------------

         dba  Home Entertainment, Inc.
         -----------------------------------------------------------------

         dba  Dow Stereo / Video
         -----------------------------------------------------------------

         dba  Tweeter, Etc.
         -----------------------------------------------------------------


1.03 COVERAGE

     (a) ONLY THOSE EMPLOYEES LISTED IN ATTACHMENT A WILL BE ELIGIBLE TO PARTICIPATE IN THE PLAN.

     (b) THE ENTRY DATE(S) SHALL BE (CHECK ONE):

         (1) [ ] the first day of each Plan Year.

         (2) [ ] the first day of each Plan Year and the date six months later.

         (3) [ ] the first day of each Plan Year and the first day of the fourth, seventh, and tenth months.

         (4) [ ] the first day of each month.

         (5) [ ] the first day of each Plan Year and July 1st for newly eligible Participants.


1.04  COMPENSATION

     For purposes of determining Contributions under the Plan, Compensation shall be as defined in Section 2.01(a)(6), but excluding (check the appropriate box(es)):


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(a) [ ] Overtime Pay.

(b) [ ] Bonuses.

(c) [ ] Commissions.

(d) [ ] The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

(e) [ ] No exclusions.


1.05  CONTRIBUTIONS

(a) DEFERRAL CONTRIBUTIONS. THE EMPLOYER SHALL MAKE A DEFERRAL CONTRIBUTION IN ACCORDANCE WITH SECTION 4.01 ON BEHALF OF EACH PARTICIPANT WHO HAS AN EXECUTED SALARY REDUCTION AGREEMENT IN EFFECT WITH THE EMPLOYER FOR THE PLAN YEAR (OR PORTION OF THE PLAN YEAR) IN QUESTION, NOT TO EXCEED 50% OF A PARTICIPANT'S BASE SALARY AND 100% OF A PARTICIPANT'S BONUS AMOUNT FOR THAT PLAN YEAR. THE MINIMUM AMOUNT THAT MAY BE DEFERRED IS FIVE THOUSAND DOLLARS ($5,000.)

(b)  [ ] MATCHING CONTRIBUTIONS

(1) THE EMPLOYER SHALL MAKE A MATCHING CONTRIBUTION ON BEHALF OF EACH PARTICIPANT IN AN AMOUNT EQUAL TO THE FOLLOWING PERCENTAGE OF A PARTICIPANT'S DEFERRAL CONTRIBUTIONS DURING THE PLAN YEAR (CHECK ONE):

     (A) [ ] 50%

     (B) [ ] 100%

     (C) [ ] _____%

     (D) [ ] (Tiered Match) _______% of the first ______% of the Participant's Compensation contributed to the Plan,

             _________% of the next ________% of the Participant's Compensation contributed to the Plan,

             __________% of the next _______% of the Participant's Compensation contributed to the Plan.

     (E) [ ] The percentage declared for the year, if any, by a Board of Directors' resolution.

     (F) [ ] Other: __________________________________



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                       ----------------------------------

                       ----------------------------------

                       ----------------------------------


(2) [ ] MATCHING CONTRIBUTION LIMITS (CHECK THE APPROPRIATE BOX(ES)):

        (A) [ ] Deferral Contributions in excess of 25% of the Participant's Compensation for the period in question shall not be considered for Matching Contributions.

        Note: If the Employer elects a percentage limit in (A) above and requests the Trustee to account separately for matched and unmatched Deferral Contributions, the Matching Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each period.

        (B) [ ] Matching Contributions for each Participant for each Plan Year shall be limited to $ ___________.

(3)     ELIGIBILITY REQUIREMENT(S) FOR MATCHING CONTRIBUTIONS

        A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(a) shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (B) and (C) may not be elected together):

        (A) [ ] Is employed by the Employer on the last day of the Plan Year.

        (B) [ ] Earns at least 500 Hours of Service during the Plan Year.

        (C) [ ] Earns at least 1,000 Hours of Service during the Plan Year.

        (D) [ ] No requirements.

        Note: If option (A), (B) or (C) above is selected then Matching Contributions can only be made by the Employer after the Plan Year ends. Any Matching Contribution made before Plan Year end shall not be subject to the eligibility requirements of this
                Section 1.05(b)(3)),

        The eligibility requirements for receiving a Matching Contribution set forth in Section 1.05(3) of the Adoption Agreement are waived if a Participant terminates employment due to death, disability or attainment of Normal Retirement Age. Additionally, the eligibility requirements are waived if there is a change in control of the employer.



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          For purposes of this section, "disability" shall mean that a
          Participant cannot engage in any substantial, gainful activity because of a medically determinable physical or mental impairment likely to result in death or to be of a continuous period of not less than 12 months. Determination as to disability shall be made by the Plan Administrator.

          "Change in control" shall mean and shall be deemed to occur if the "Incumbent Directors" (as defined below) cease for any reason, including without limitation as a result of a tender offer, proxy contest, merger or similar transaction to constitute at least a majority of the Tweeter Board, provided, however, that any person becoming a Director of the Company subsequent to such date whose election was approved by a vote of at least two-thirds of the Incumbent Directors or whose nomination for election was approved by a nominating committee comprised of Incumbent Directors shall be deemed an Incumbent Director. The "Incumbent Directors" shall mean persons who, as of the closing of the company's initial public offering of its common stock constitute the Tweeter Board and those persons deemed Incumbent Directors pursuant to the preceding sentence. A change in control shall not be deemed to have occurred by reason of a corporate reorganization or other transaction in which Tweeter Home Entertainment Group merges into another entity if the stockholders of Tweeter immediately prior to such occurrence or transaction continue to own, immediately after such occurrence or transaction a majority in voting and economic interests of the successor.

1.06 DISTRIBUTION DATES

          A Participant may elect to receive a distribution or commence distributions from his Account pursuant to Section 8.02 upon the following date(s) (check the appropriate box(es). If Option (c) is elected, then options (a) and (b) may not be elected):

          (a) [ ] ATTAINMENT OF NORMAL RETIREMENT AGE - NORMAL RETIREMENT AGE UNDER THE PLAN IS (CHECK ONE):

                  (1)  [ ] age 65.

                  (2)  [ ] age 55 (specify from 55 through 64).

                  (3)  [ ] later of the age ___ (cannot exceed 65) or the
                           fifth anniversary of the Participant's Commencement Date.

          (b) [ ] ATTAINMENT OF EARLY RETIREMENT AGE. EARLY RETIREMENT AGE IS THE FIRST DAY OF THE MONTH AFTER THE PARTICIPANT ATTAINS AGE 55 (SPECIFY 55 OR GREATER) AND COMPLETES 6 YEARS OF SERVICE FOR VESTING.

          (c) [ ] Termination of employment with the Employer.

          Notwithstanding the elections set forth in Section 1.06 of the Adoption Agreement and a Participant's Enrollment Form, distribution of a Participant's vested account balance will be distributed upon the earlier of the date set forth in the Enrollment form or the Participant's termination of employment with the Employer.



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1.07  VESTING SCHEDULE

     (a) The Participant's vested percentage in Matching Contributions elected in Section 1.05(b) shall be based upon the schedule(s) selected below.

                  (1) [ ] N/A - No Matching Contributions
                  (2) [ ] 100% Vesting immediately
                  (3) [ ] 3 year cliff (see C below)
                  (4) [ ] 5 year cliff (see D below)
                  (5) [ ] 6 year graduated (see E below)
                  (6) [ ] 7 year graduated (see F below)
                  (7) [ ] G below
                  (8) [ ] Other (Attachment "B")

                                VESTING SCHEDULE

  YEARS OF
SERVICE FOR
  VESTING      C           D           E           F           G
-----------    -           -           -           -           -

    0          0%          0%          0%          0%       _______
    1          0%          0%          0%          0%       _______
    2          0%          0%         20%          0%       _______
    3        100%          0%         40%         20%       _______
    4        100%          0%         60%         40%       _______
    5        100%        100%         80%         60%       _______
    6        100%        100%        100%         80%       _______
    7        100%        100%        100%        100%         100%


     (b) [ ] YEARS OF SERVICE FOR VESTING SHALL EXCLUDE (check one):

         (1) [ ] for new plans, service prior to the Effective Date as defined in Section 1.01(e)(1).

         (2) [ ] for existing plans converting from another plan document, service prior to the original Effective Date as defined in
                 Section 1.01(e)(2).



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(c) [ ] A PARTICIPANT WILL FORFEIT HIS MATCHING CONTRIBUTIONS UPON THE
        OCCURRENCE OF THE FOLLOWING EVENT(S):


    (c) A Participant will forfeit his Matching Contributions upon the occurrence of any of the following events:

          (1)  violation of company policy; or

          (2) gross negligence or willful misconduct in connection with the performance of the Participant's material duties; or

          (3) a breach by the Participant of any of his material duties assigned to him by the Tweeter Board (other than by reason of physical or mental illness) and Participant's failure to cure such breach within thirty (30) days of written notice thereof; or

          (4) conduct by a Participant against the material best interests of Tweeter Home Entertainment Group or its affiliates or a material act of common law fraud by the Participant against Tweeter Home Entertainment Group or its affiliates or employees; or

          (5)  conviction of or pleading nolo contendere to a felony.


(d) A Participant will be 100% vested in his Matching Contributions upon (check the appropriate box(es), if any):

(1) [ ] Normal Retirement Age (as defined in Section 1.06(a)).

(2) [ ] Early Retirement Age (as defined in Section 1.06(b)).

(3) [ ] Death

(4) [ ] Total disability as defined in Section 1.05(3) of this Adoption
        Agreement.

(5) [ ] Change in Control as defined in Section 1.05(3) of this Adoption Agreement.

1.08 PREDECESSOR EMPLOYER SERVICE

[ ] Service for purposes of vesting in Section 1.07(a) shall include service with the following employer(s):

    (a) _________________________________________________

    (b)_________________________________________________



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    (c)_________________________________________________

    (d)_________________________________________________


No Predecessor Employer Service with any acquired company will be recognized for purposes of vesting in Section 1.07(a). Service for Participants who were employed by companies acquired by or merged with the Employer will be counted as of the date of the closing of the acquisition or merger, provided they are employed by the Employer on that date.


1.09 HARDSHIP WITHDRAWALS

     PARTICIPANT WITHDRAWALS FOR HARDSHIP PRIOR TO TERMINATION OF EMPLOYMENT (CHECK ONE):

     (a) [ ] WILL BE ALLOWED IN ACCORDANCE WITH SECTION 7 07, SUBJECT TO A $10,000 MINIMUM AMOUNT (MUST BE AT LEAST $1,000)

     (b) [ ] WILL NOT BE ALLOWED

1.10 DISTRIBUTIONS

     SUBJECT TO ARTICLES 7 AND 8, DISTRIBUTIONS UNDER THE PLAN WILL BE PAID (CHECK THE APPROPRIATE BOX(ES)):

     (a) [ ] AS A LUMP SUM.

     (b) [ ] UNDER A SYSTEMATIC WITHDRAWAL PLAN (INSTALLMENTS) NOT TO EXCEED 10 YEARS.



1.11 INVESTMENT DECISIONS

     (a)  INVESTMENT DIRECTIONS

          Investments in which the Accounts of Participants shall be treated as invested and reinvested shall be directed (check one):

          (1) [ ] by the EMPLOYER among the options listed in (b) below.

          (2) [ ] by each PARTICIPANT among the options listed in (b) below.

          (3) [ ] by each Participant with respect to Deferral Contributions and by the Employer with respect to Employer Matching Contributions. The Employer must direct the Employer Matching Contributions among the same investment options made available for Participant directed sources listed in (b) below.


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(b)  PLAN INVESTMENT OPTIONS

     Participant Accounts will be treated as invested among the Fidelity Funds listed below pursuant to Participant and/or Employer directions.

                     FUND NAME                                      FUND NUMBER
                     ---------                                      -----------

(1)      Fidelity Retirement MM Portfolio                               630

(2)      Fidelity Capital & Income Fund                                 038

(3)      Fidelity Growth & Income Portfolio                             027

(4)      Fidelity Aggressive Growth Fund                                324

(5)      Fidelity Diversified International Fund                        325

(6)      Spartan US Equity Index Fund                                   650

(7)
         --------------------------------------------               ----------

(8)
         --------------------------------------------               ----------

(9)
         --------------------------------------------               ----------

(10)
         --------------------------------------------               ----------

NOTE: An additional annual recordkeeping fee will be charged for each fund in excess of ten (10) funds.

NOTE: The method and frequency for change of investments will be determined under the rules applicable to the selected funds. Information will be provided regarding expenses, if any, for changes in investment options.

1.12 RELIANCE ON PLAN

     An adopting Employer may not rely solely on this Plan to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" and exempt from Parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. This Agreement must be reviewed by your attorney and/or accountant before it is executed.

     This Adoption Agreement may be used only in conjunction with the CORPORATEplan for Retirement Select Basic Plan Document.



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                                 EXECUTION PAGE
                                (FIDELITY'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this __________day of _____________, 2000.

                  Employer ___________________________________

                  By _________________________________________

                  Title ______________________________________

                  Employer ___________________________________

                  By _________________________________________

                  Title ______________________________________
                                 EXECUTION PAGE

                                (FIDELITY'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this __________day of ___________, 2000.



                  Employer ___________________________________

                  By _________________________________________

                  Title ______________________________________

                  Employer ___________________________________

                  By _________________________________________

                  Title ______________________________________


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                                  ATTACHMENT A

PURSUANT TO SECTION 1.03(a) THE FOLLOWING ARE EMPLOYEES ELIGIBLE TO PARTICIPATE IN THE PLAN:

                                      NAME
                                      ----
                                 Jeffrey S. Stone
                                 Sandy Bloomberg
                                 Joseph McGuire
                                 Albert S. Gordon
                                 David Ginsberg
                                 Bernie Sapienza
                                 Paul Shindler
                                 Noah Herschman
                                 Roy Bertalotto
                                 Linda Christman
                                 David Malin
                                 Alan Basmajian
                                 Joseph Lopiccolo




                                 Employer _____________________

                                 By ___________________________

                                 Title ________________________

                                 Date _________________________




Note: The Employer must revise Attachment A to add employees as they become eligible or delete employees who are no longer eligible.




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